Absolute Opportunities Fund (the “Fund”)

Supplement dated March 16, 2009 to the prospectus dated October 1, 2008 (the “Prospectus”)

On March 12, 2009, at a special meeting of the Board of Trustees (the “Trustees”) of Forum Funds, the Trustees approved the hiring of Semaphore Management LLC as a Sub-Adviser to the Fund.

Prospectus

The section of the Prospectus entitled “Principal Investment Strategies,” is amended as follows:

The following is inserted at the end of the “Sub-Advisers” listing on page 2 of the Prospectus:

Semaphore Management LLC

The following replaces the first sentence in the third paragraph under “Principal Investment Strategies” on page 8 of the Prospectus:

Absolute has entered into sub-advisory agreements with six Sub-Advisers, each chosen for its particular investment style(s).

The sub-section of the Prospectus entitled “The Adviser and Sub-Advisers” in the section entitled “Management,” is amended as follows:

The following is inserted at the end of the table on page 15 of the Prospectus:

Semaphore Management LLC	Long/Short Equity and Credit
320 Park Avenue, 10th Floor
New York, NY 10022

The following is inserted below the table, after the paragraph regarding Madden Asset Management LLC :

Semaphore Management LLC was founded in 2003 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of March 1, 2009, the Sub-Adviser had approximately $110 million of assets under management.

Shareholders should retain this supplement for future reference.

Absolute Opportunities Fund (the “Fund”)

Supplement dated March 16, 2009 to the Statement of Additional Information (the “SAI”) dated October 1, 2008

The section of the SAI entitled “Glossary” is amended as follows:

The following replaces the definition of “Sub-Adviser” on page 1 of the SAI:

“Sub-Adviser” means each of GMB Capital Management, LLC, MetWest Asset Management, LLC, Green Eagle Capital LLC, Kingstown Capital Management LP, Madden Asset Management LLC, and Semaphore Management LLC.

The section of the SAI entitled “Ownership of Absolute and Sub-Advisers,” is amended as follows:

The following is inserted in the listing under the heading “Sub-Advisers and Controlling Persons/Entities” after “Madden Asset Management LLC” on page 27 of the SAI:

Semaphore Management LLC	Hoy Ammidon, III and Paul J. Carpenter

The section of the SAI entitled “APPENDIX E – ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES,” is amended as follows:

The following is inserted at the end of page E-5:

SEMAPHORE MANAGEMENT LLC

PROXY VOTING PROCEDURES

General Policy

Semaphore exercises our voting responsibilities solely with the goal of serving the best interests of our clients as shareholders of a company. In determining how to vote on any proposal, we will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, our employees or affiliates.

We consider the reputation, experience and competence of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, in the absence of client instruction, on most issues, we cast our votes in accordance with management’s recommendations. However, when we believe management’s position on a particular issue is not in the best interests our clients, we will vote contrary to management’s recommendation.

Semaphore’s Proxy Voting Guidelines

There may be occasions when Semaphore chooses to refrain from voting a proxy for a particular security. In these instances, Semaphore will document any reasons supporting the decision and the information will be maintained accordingly.

The Company will vote proxies for all accounts for which it has voting authority in accordance with investor instructions and in manner in which the Company believes to be in the best interests of its investors. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of its investors. Therefore, in the absence of written voting instructions from investor, the Company has adopted the following voting guidelines:

•	Confidential Voting and Shareholder Actions.

The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections. The Company would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

•	Poison Pills and Golden Parachutes.

The Company believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management. Thus, the Company will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”. The Company will also vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

•	Election of Directors.

The Company believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or “staggered” board.

•	Voting Rights.

The Company believes that each shareholder should have equal voting rights. The Company will vote against dual class voting and other unequal voting structures.

•	Fair Price Amendments.

The Company believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers. The Company will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

•	Target Share Payments.

The Company believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management. The Company will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

•	Tender Offers.

The Company will consider tender offers on a case-by-case basis.

Conflicts.

The Company recognizes that proxy proposals may present a conflict between the interests of investors and those of the Company or certain of its affiliates. Therefore, the Company has adopted the following conflict procedures:

•	Identifying Conflicts. The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

(i)	when the Company (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

(ii)	has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

•	Data for Identifying Conflicts.

The person assigned responsibility for voting proxies shall advise Company management of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as example in the preceding paragraph.

•	Disclose Conflicts.

If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

•	Voting Decisions in Conflict Situations.

If the matter to be voted on is covered above, the proxy shall be voted in accordance with procedures above. If the matter is not specifically addressed above and there is a conflict, management of the Company shall contact the investor or investor’s designated representative for voting instructions.

•	Record of Voting Instructions.

Company management shall record and the person responsible for voting proxies shall maintain records reflecting investor voting instructions on matters where there are conflicts.

Responsibility

The CCO or his designee is responsible for the overall monitoring of the proxy voting policy, practices, disclosures and recordkeeping.

The Portfolio Manager is responsible for monitoring corporate actions, making the voting decisions, and ensuring that proxies are submitted in a timely manner.

Semaphore has adopted procedures to implement the firm’s policy, along with reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated as appropriate. The procedures are as follows:

•	A description of the Proxy Policy is disclosed in Form ADV Part II, along with contact information for clients interested in requesting a copy of the Policy.

•	An offer is made to all existing clients on an annual basis to allow them to request, at no charge, a copy of the Proxy Voting Policy and Procedures.

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The Portfolio Manager will maintain documentation of all proxies / corporate action information that was received, records of how the proxies were voted, when the vote was submitted, and any other applicable details that may be needed in order to facilitate the fund’s filing of Form N-PX.

•	Client requests for information regarding proxy votes or policies and procedures are forwarded to the CCO for tracking and response.

•	The CCO prepares a written response to the client with the information requested.

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The CCO periodically reviews documentation maintained by the Portfolio Manager to provide reasonable assurance that procedures are followed and proxies are being voted in the best interest of the clients.

Shareholders should retain this supplement for future reference.